    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 17, 2001
                                                    REGISTRATION NO. 333-
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM S-1
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                         INSTINET GROUP INCORPORATED
            (Exact Name of Registrant as specified in its charter)


               DELAWARE                                  6211                                13-4134098
    (State or other jurisdiction of          (Primary Standard Industrial                 (I.R.S. Employer
    incorporation or organization)            Classification Code Number)              Identification Number)


                                3 TIMES SQUARE
                           NEW YORK, NEW YORK 10036
                                (212) 310-9500
             (Address, including zip code, and telephone number,
                including area code, of Registrant's principal
                              executive offices)

                            PAUL A. MEROLLA, ESQ.
                        SECRETARY AND GENERAL COUNSEL
                          INSTINET GROUP INCORPORATED
                          3 TIMES SQUARE, 10TH FLOOR
                           NEW YORK, NEW YORK 10036
                                (212) 310-9500

          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  COPIES TO:

        ALAN L. BELLER, ESQ.                           STEPHEN H. COOPER, ESQ.
CLEARY, GOTTLIEB, STEEN & HAMILTON                   WEIL, GOTSHAL & MANGES LLP
        ONE LIBERTY PLAZA                                 767 FIFTH AVENUE
     NEW YORK, NEW YORK 10006                         NEW YORK, NEW YORK 10153
          (212) 225-2000                                  (212) 310-8000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box: / /

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: /X/ 333-55190

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

                         CALCULATION OF REGISTRATION FEE
=====================================================================================================================
         TITLE OF EACH CLASS OF                  PROPOSED MAXIMUM
      SECURITIES TO BE REGISTERED            AGGREGATE OFFERING PRICE (1)         AMOUNT OF REGISTRATION FEE (2)
---------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01.....................  $533,600,000                             $133,400
---------------------------------------------------------------------------------------------------------------------
Preferred Share Purchase Rights (3)...............      --                                     --
---------------------------------------------------------------------------------------------------------------------
Total.............................................  $533,600,000                             $133,400
=====================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(o) of the Securities Act of 1933, as amended.
(2) $114,497 of this amount, relating to $457,987,500 of the maximum aggregate offering price, was previously paid in connection with the earlier effective registration statement for the offering.
(3) The Rights initially will trade together with the Common Stock. The value attributable to the Rights, if any, is reflected in the offering price of the Common Stock.

===============================================================================

         The contents of the registrant's Registration Statement on Form S-1 (File No. 333-55190) declared effective on May 17, 2001 by the Securities and Exchange Commission with respect to the registrant's Common Stock, par value $0.01 per share are hereby incorporated by reference in their entirety, including each of the documents filed by the registrant with the Securities and Exchange Commission and incorporated or deemed to incorporated by reference therein and all exhibits thereto, into this Registration Statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended.

EXHIBITS
--------

         The following documents are filed as exhibits to this Registration Statement.

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

5.1                 Opinion of Cleary, Gottlieb, Steen & Hamilton
                    (including Consent)

23.1                Consent of PricewaterhouseCoopers LLP

23.2 Consent of Cleary, Gottlieb, Steen & Hamilton (contained in the opinion filed as Exhibit 5.1 to this Registration Statement)

24.1                Powers of Attorney

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement filed pursuant to Rule 462(b) of the Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 17, 2001.

                                             INSTINET GROUP INCORPORATED


                                             By:  /S/ PAUL A. MEROLLA
                                                  -------------------
                                                      Paul A. Merolla


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                                      TITLES                               DATE
                   ---------                                      ------                               ----
                                                                                                   May 17, 2001
------------------------------------------------ President, Chief Executive Officer
Name:  Douglas M. Atkin                            and Director

     /s/        MARK NIENSTEDT                                                                     May 17, 2001
------------------------------------------------ Executive Vice President, Chief
Name: Mark Nienstedt                              Financial Officer, Chief Accounting
                                                  Officer and Director


                      *                           Director and Chairman of the Board               May 17, 2001
------------------------------------------------
Name: Andre F.H. Villeneuve

                      *                          Director                                          May 17, 2001
------------------------------------------------
Name:  Peter J. Job

                      *                          Director                                          May 17, 2001
------------------------------------------------
Name:  Thomas H. Glocer

                      *                          Director                                          May 17, 2001
------------------------------------------------
Name:  Ian Strachan

                      *                          Director                                          May 17, 2001
------------------------------------------------
Name:  Rupert Barclay

                      *                          Director                                          May 17, 2001
------------------------------------------------
Name:  John Kasich

*By:  /s/  PAUL A. MEROLLA                                                                         May 17, 2001
      ---------------------------------------
       Paul A. Merolla, Attorney-In-Fact


                                EXHIBIT INDEX

EXHIBIT NUMBER               DESCRIPTION
--------------               -----------
5.1                          Opinion of Cleary, Gottlieb, Steen & Hamilton
                             (including Consent)

23.1                         Consent of PricewaterhouseCoopers LLP

23.2 Consent of Cleary, Gottlieb, Steen & Hamilton (contained in the opinion filed as Exhibit 5.1 to this Registration Statement)

24.1                         Powers of Attorney